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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-99637, 333-99635) of Micro Linear Corporation of our report dated January 22, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/  PricewaterhouseCoopers LLP


San Jose, California
March 27, 2003